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                                                                    Exhibit 99.1


Pro Forma Financial Statements

The following unaudited pro forma income statements for the fiscal year ended December 31, 2005 and the nine months ended September 30, 2006 and the balance sheet for the period ended September 30, 2006 (the "Unaudited Pro Forma Financial Statements") are based on the historical financial statements of Hines Horticulture, Inc. ("Company") and its subsidiaries after giving effect to (i) the disposition of certain assets at the Company's Miami, Florida facility (the "Miami Assets") as if such transactions had been consummated at the beginning of fiscal 2005, and (ii) the related pro forma adjustments described in the footnotes to the Unaudited Pro Forma Financial Statements. The Miami Assets were sold to Costa Nursery Farms, LLC and Pure Beauty Farms, Inc. on October 2, 2006.

The Unaudited Pro Forma Financial Statements included herein are presented for informational purposes only. This information includes various estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the transactions described above had been consummated on the dates or at the beginning of the period indicated, or which may be attained in the future. The Unaudited Pro Forma Financial Statements and the footnotes thereto should be read in conjunction with and are qualified in their entirety by reference to the historical financial statements and related notes thereto of the Company and its subsidiaries, such information and notes thereto are incorporated by reference herein.

Subsequent to the sale of the Miami Assets on October 2, 2006, the Company sold certain real property located in the Miami, Florida area and assets comprising the Company's Danville nursery operations. These subsequent transactions and unaudited pro forma financial statements giving effect to both the sale of the Miami Assets and these subsequent transactions were disclosed in the Company's Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 17, 2007.







                                - Tables Follow -

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                                                Hines Horticulture, Inc.
                                               Pro Forma Income Statement
                                 (Dollars in thousands, except share and per share data)
                                                       (Unaudited)

                                                                                         For the year ended
                                                                                          December 31, 2005

                                                                                                Pro Forma
                                                                            Historical(1)      Adjustments      Pro Forma
                                                                        ---------------------------------------------------
Sales, net                                                                   $    245,326                     $    245,326

Cost of goods sold                                                                122,037                          122,037
                                                                        ---------------------------------------------------

       Gross profit                                                               123,289               -          123,289

Operating Expenses:
       Distribution expenses                                                       53,017                           53,017
       Selling, general and administrative expenses                                47,285                           47,285
       Other operating expenses                                                     1,308                            1,308
                                                                        ---------------------------------------------------
                                               Total operating expenses           101,610               -          101,610
                                                                        ---------------------------------------------------

                                                                        ---------------------------------------------------
       Total operating costs                                                      101,610               -          101,610
                                                                        ---------------------------------------------------

       Operating income                                                            21,679               -           21,679

Other expenses
       Interest                                                                    22,797            (160)          22,637  (2)
       Interest rate swap income                                                     (895)                            (895)
       Deferred financing amortization                                              2,891                            2,891
                                                                        ---------------------------------------------------
                                                                                   24,793            (160)          24,633
                                                                        ---------------------------------------------------
       Loss before taxes                                                           (3,114)            160           (2,954)
       Income tax (benefit) provision                                              (1,162)             63           (1,099) (3)
                                                                        ---------------------------------------------------
Net loss from continuing operations                                          $     (1,952)         $   97     $     (1,855)
                                                                        ===================================================

Basic and diluted earnings per share:
Loss from continuing operations                                                     (0.09)                           (0.08)
                                                                        ==================                =================

Weighted average shares outstanding - Basic and diluted                        22,072,549                       22,072,549
                                                                        ==================                =================

(1)      Historical amounts derived from full year continuing operations income statement.

(2)      Reduction of interest expense is based on as if the net cash proceeds for the Miami asset sale were received on January 1, 2005, were used to repay $2,500 on our revolver, as required by our loan agreement.

(3)      Effective tax rate used in pro forma adjustment was 39.5%.


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                                                Hines Horticulture, Inc.
                                               Pro Forma Income Statement
                                 (Dollars in thousands, except share and per share data)
                                                       (Unaudited)
                                                                                  For the nine month period ended
                                                                                         September 30, 2006

                                                                                                Pro Forma
                                                                            Historical(1)      Adjustments      Pro Forma
                                                                        ---------------------------------------------------
Sales, net                                                                  $     207,983                    $     207,983

Cost of goods sold                                                                116,194                          116,194
                                                                        ---------------------------------------------------

       Gross profit                                                                91,789               -           91,789

Operating Expenses:
       Distribution expenses                                                       46,724                           46,724
       Selling, general and administrative expenses                                40,795                           40,795
       Other operating expenses                                                     2,282                            2,282
                                                                        ---------------------------------------------------
                                               Total operating expenses            89,801               -           89,801
                                                                        ---------------------------------------------------

                                                                        ---------------------------------------------------
       Total operating costs                                                       89,801               -           89,801
                                                                        ---------------------------------------------------

       Operating income                                                             1,988               -            1,988

Other expenses
       Interest                                                                    15,149            (126)          15,023  (2)
       Deferred financing amortization                                              1,397                            1,397
                                                                        ---------------------------------------------------
                                                                                   16,546            (126)          16,420
                                                                        ---------------------------------------------------
       Loss before taxes                                                          (14,558)            126          (14,432)
       Income tax (benefit) provision                                              (5,876)             50           (5,826) (3)
                                                                        ---------------------------------------------------
Net loss from continuing operations                                         $      (8,682)        $    76    $      (8,606)
                                                                        ===================================================

Basic and diluted earnings per share:

Loss from continuing operations                                                     (0.39)                           (0.39)
                                                                        ==================                =================

Weighted average shares outstanding - Basic and diluted                        22,072,549                       22,072,549
                                                                        ==================                =================

 (1)    Historical amounts derived from nine month continuing operations income statement.
 (2)    Reduction of interest expense is based on as if the net cash proceeds for the Miami asset sale were received on January 1, 2005, were used to repay $2,500 on our revolver, as required by our loan agreement and carried through 2006.
 (3)    Effective tax rate used in pro forma adjustment was 39.5%.


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                                                     Hines Horticulture, Inc.
                                                     Pro Forma Balance Sheet
                                             (Dollars in thousands, except share data)
                                                            (Unaudited)

                                                                           For the period ended September 30, 2006
                                                                                       Pro Forma
ASSETS                                                              Historical        Adjustments            Pro Forma
------                                                           ------------------------------------------------------------
Current Assets:
---------------
   Cash                                                                 $   7,882             $  2,808             $  10,690  (1)
   Accounts Receivable, net                                                23,543                 (601)               22,942  (2)
   Inventories                                                            145,458                                    145,458
   Prepaid expenses and other current assets                                1,496                  (30)                1,466  (3)
   Assets of discontinued operations, held for sale                        28,005               (7,053)               20,952  (4)
                                                                 ------------------------------------------------------------
                                            Total current assets          206,384               (4,876)              201,508

Fixed assets, net                                                          84,753                    -                84,753
Deferred financing expenses, net                                            5,131                                      5,131
Deferred income taxes                                                      13,711                                     13,711
Goodwill                                                                   38,818                    -                38,818
                                                                 ------------------------------------------------------------
                                                    TOTAL ASSETS        $ 348,797             $ (4,876)            $ 343,921
                                                                 ============================================================

LIABILITIES & SHAREHOLDERS' EQUITY
----------------------------------
Current Liabilities:
--------------------
   Accounts payable                                                     $  16,414             $ (1,569)            $  14,845  (5)
   Accrued liabilities                                                     10,691                 (613)               10,078  (6)
   Accrued payroll and benefits                                             6,469               (1,237)                5,232  (7)
   Accrued Interest                                                         9,077                                      9,077
   Liabilities of discontinued operations, held for sale                    6,747               (2,618)                4,129  (8)
   Deferred income taxes, current portion                                  39,583                                     39,583
                                                                 ------------------------------------------------------------
                                       Total current liabilities           88,981               (6,037)               82,944

Long-term debt, non-current portion                                       175,000                                    175,000
Deferred gain on land sales                                                56,109                                     56,109
Other liabilities                                                           2,072                                      2,072

Shareholders' Equity
--------------------
   Common stock
       Authorized - 60,000,000 shares, $0.01 par value;
       Issued and outstanding - 22,072,549 shares at
       September 30, 2006                                                     221                                        221
   Additional paid-in capital                                             128,781                                    128,781
   Accumulated deficit                                                   (102,367)               1,161              (101,206) (9)
                                                                 ------------------------------------------------------------
                                      Total shareholders' equity           26,635                1,161                27,796

                                                                 ------------------------------------------------------------
        TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                        $ 348,797             $ (4,876)            $ 343,921
                                                                 ============================================================


(1)      Adjustment based on net cash proceeds for the Miami asset sale, in addition to the reduction in interest expense as a result of reduced borrowings
(2)      Adjustment based on estimated Miami receivables based on its percentage of overall Company receivables
(3)      Adjustment based on employee receivables and deposits
(4)      Adjustment based on book value of fixed assets and inventory
(5)      Adjustment based on actual accounts payable outstanding, as well as an estimate based on Miami's percentage of overall Company payables
(6)      Adjustment based on accrued workers compensation and auto insurance, accrued rebates, and accrued property taxes
(7)      Adjustment based on accrued payroll as of 9/30/06
(8)      Adjustment based on deferred taxes related to Miami
(9)      Net effect of all transactions, including loss on sale of discontinued operations

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